Prospect Street Income Shares, Inc.

Two Galleria Tower

13455 Noel Road, Ste. 1300

Dallas, TX 75240

PROSPECT STREET
Income Shares, Inc.
------------------------------------------------------

------------------------------------------------------

Report for the
Period Ended
September 30, 2001
------------------------------------------------------

                             CONTENTS
  3    Letter to Shareholders
  4    Statement of Assets and Liabilities
  5    Statement of Operations
  6    Statements of Changes in Net Assets
  7    Statement of Cash Flows
  8    Notes to Financial Statements
 11    Schedule of Investments
 15    Financial Highlights
 16    Investment Objectives and Policies
 20    Automatic Dividend Reinvestment Plan

This report has been prepared for the information of shareholders of Prospect Street Income Shares, Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders:

We are pleased to provide you with our first quarterly report for Prospect Street Income Shares, Inc. (the "Fund"). As you may be aware, historically, we have prepared and distributed to you an annual and semi-annual report. In an effort to provide you with more regular and current information, our board has determined that it is more beneficial to you, our shareholders, to switch to quarterly reporting. As such, we will be forwarding you reports for the three, six, and nine months ending March, June, and September of each year, respectively. In addition, you will continue to receive an audited annual report, consistent with what you have been receiving, for the year ended December 31 of each year.

On September 30, 2001, the net asset value of the Fund was $6.63, as compared to $7.14 on June 30, 2001. On September 30, 2001, the closing stock price of the Fund was $6.69, as compared to $8.14 on June 30, 2001. During the nine months ended September 30, 2001 the Fund paid dividends to common stock shareholders of $0.60 per share.

PREFERRED STOCK OFFERING:

On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares ("Preferred Shares"), $25,000 liquidation preference, for a total issuance of $30 million. At that time, there was $30 million outstanding on the credit facility. Based on the interest rates currently available on the Preferred Shares relative to that on our credit facility and the perpetual nature of the Preferred Shares, we believe this source of financing to be more beneficial to the Fund on an ongoing basis.

DIVIDEND DECLARATION:

On September 7, 2001, our Board of Directors declared a dividend of $0.18 per common share payable on the last day of business for the months of July, August, and September 2001 to shareholders of record ten days prior to such date.

                Respectively submitted,

                [/s/ JAMES DONDERO]
                James Dondero
                President

                [/s/ MARK OKADA]
                Mark Okada
                Executive Vice President

PROSPECT STREET INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

ASSETS:
  In custody of The Chase Manhattan Bank, N.A Investments (See Schedule of
    Investments) (Note A):
    Debt securities, preferred stock, common stock and
     warrants at market value (cost $88,481,589)............    $ 82,939,539
    Cash....................................................       8,798,666
  Interest receivable.......................................       2,355,216
  Prepaid assets............................................           3,544
                                                                ------------
      TOTAL ASSETS..........................................      94,096,965
LIABILITIES:
  Dividend payable..........................................       1,688,287
  Preferred dividends payable...............................          12,917
  Accounts payable and accrued expenses.....................         175,951
                                                                ------------
      TOTAL LIABILITIES.....................................       1,877,155
                                                                ------------
NET ASSETS REPRESENTED BY:
  Capital stock $1.00 par value. Authorized: 15,000,000
    shares issued and outstanding: 9,379,370 shares (Note
    E)......................................................    $  9,379,370
  Capital in excess of par value............................     101,024,768
  Preferred Shares, $25,000 stated value per share at
    liquidation value (Note C)..............................      30,000,000
  Earned surplus (deficit) accumulated net realized gain
    (loss) on investments...................................     (43,670,208)
  Undistributed net investment income.......................       1,027,930
  Net unrealized depreciation...............................      (5,542,050)
                                                                ------------
      NET ASSETS APPLICABLE TO CAPITAL STOCK OUTSTANDING....    $ 92,219,810
                                                                ============
  Net asset value per common share outstanding (net assets
    less preferred shares at liquidation value, divided by
    9,379,370 common shares issued and outstanding).........    $       6.63

                 See Accompanying Notes to Financial Statements
 4

PROSPECT STREET INCOME SHARES, INC.
STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME
INCOME:
Interest income............................................................         $ 7,221,763
Dividend income............................................................             500,994
Discount (premium) earned..................................................             204,592
                                                                                    -----------
             TOTAL INVESTMENT INCOME.......................................           7,927,349
EXPENSES:
Investment advisory fee (Note F)............................    $   255,339
Accounting services and expenses............................         46,246
Insurance...................................................         47,877
Directors' fees and expenses (Note F).......................         38,040
Shareholder report expenses.................................         26,852
Auditing and consulting fees................................         22,378
Mailing expenses............................................         22,378
Transfer agent and registrar fee............................         17,901
Registration and filing fees................................         17,202
Bank Credit Facility expenses...............................         12,819
Dividend disbursing services................................         14,917
Legal fees and expenses.....................................         11,188
State and local taxes.......................................          6,115
Custodian fees..............................................          4,661
Preferred broker expense....................................         14,200
                                                                -----------
             Total Operating Expenses.......................        558,113
Interest expenses (Note B)..................................      1,217,081           1,775,194
                                                                -----------         -----------
             NET INVESTMENT INCOME.........................................           6,152,155
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (excluding short-term notes)
NET REALIZED GAIN (LOSS) FROM SECURITY TRANSACTIONS (Notes A and D)........         (12,521,722)
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:
Beginning of year (Note A)..................................    (12,779,424)
End of period...............................................     (5,542,050)
                                                                -----------
NET DECREASE IN UNREALIZED DEPRECIATION....................................           7,237,374
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....................          (5,284,348)
                                                                                    -----------
             NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
              OPERATIONS...................................................         $   867,807
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

PROSPECT STREET INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2000

                                                                NINE MONTHS         YEAR
                                                                   ENDED           ENDED
                                                                 9/30/2001          2000
                                                                ------------    ------------
FROM OPERATING ACTIVITIES:
Net investment income.......................................    $  6,152,155    $  8,317,184
Net realized gain (loss) from security transactions.........     (12,521,722)     (6,176,814)
Net decrease in unrealized depreciation.....................       7,237,374      (5,624,244)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................         867,807      (3,483,874)
                                                                ------------    ------------
Dividends to common shareholders from net investment income
  ($0.60 and $0.90 per share, respectively).................      (5,596,480)     (8,297,108)
                                                                ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS (Note E):
Increase in net assets due to shares issued
  to shareholders on reinvestment of dividends..............         711,483         772,195
                                                                ------------    ------------
FROM PREFERRED SHARE TRANSACTIONS (Note C):
Increase due to issuance of preferred shares................      30,000,000              --
Decrease due to preferred shares issuance cost..............        (514,000)             --
Dividends to preferred shareholders.........................        (208,097)             --
                                                                ------------    ------------
Net Increase (decrease) in net assets from preferred share
  transactions..............................................      29,277,903              --
                                                                ------------    ------------
NET CHANGE IN ASSETS:.......................................      25,260,713     (11,008,787)

NET ASSETS:
BEGINNING OF YEAR (Note A)..................................      66,959,097      77,967,884
                                                                ------------    ------------
End of period (including undistributed net investment income
  of 1,027,930 and $1,095,115, respectively)................    $ 92,219,810    $ 66,959,097
                                                                ============    ============

                 See Accompanying Notes to Financial Statements

PROSPECT STREET INCOME SHARES, INC.
STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from sales of securities.........................    $100,545,023
  Purchase of securities....................................     (92,290,520)
  Gross investment income...................................       7,364,777
  Expenses paid.............................................        (677,992)
  Interest paid.............................................      (1,217,081)
  Dividends received........................................         493,494
                                                                ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES:.......      14,217,701
                                                                ============
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends reinvested......................................         711,483
  Dividends paid in cash....................................      (5,857,258)
  Bank Loan Repayment.......................................     (30,000,000)
  Preferred Share Offering Proceeds.........................      30,000,000
  Preferred Share Offering costs paid.......................        (514,000)
  Preferred Share Dividend Payment..........................        (195,180)
                                                                ------------
           NET CASH USED FOR FINANCING ACTIVITIES...........      (5,854,955)
Net Increase (decrease) in cash.............................       8,362,746
Cash at beginning of year...................................         435,920
                                                                ------------
Cash at end of period.......................................    $  8,798,666
                                                                ============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES
  Net increase in net assets resulting from operations......         867,807
  Net decrease in investments...............................      13,784,867
  Decrease in interest receivable...........................         520,431
  Increase in prepaid assets................................          (3,544)
  Increase in receivables for investments sold..............          39,936
  Increase in payable for investment purchased..............        (871,740)
  Increase in accounts payable and accrued expenses.........          41,864
  Decrease in interest payable..............................        (161,920)
                                                                ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES........    $ 14,217,701
                                                                ============

                 See Accompanying Notes to Financial Statements

PROSPECT STREET INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS

A.  Significant Accounting Policies:

    Prospect Street Income Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

    (1) Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Short-term notes are valued at cost plus accrued discount earned. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined in good faith by the Fund's Board of Directors; such values require the use of estimates.

        The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund amortized premiums and accreted discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a decrease to cost of securities and undistributed net investment income, with offsetting increase in net unrealized depreciation as of 12/31/00 of $622,860.

        For tax purposes, premiums on debt securities are not being amortized and discounts are not being accrued, except for original issue discounts.

    (2) Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

    (3) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes. The identified cost of investments owned at December 31, 2000 was $110,126,690; based upon Federal tax cost of investments, the net unrealized depreciation was ($13,402,284). At December 31, 2000, there was a capital loss carry-over of approximately $11,887,782, which expires as follows: $2,203,423 in 2002, $350,141 in 2003, $1,390,664 in
        2006, $3,206,180 in 2007 and $4,737,374 in 2008. This carry-over will be used to offset future net capital gains, if any.

B.  Bank Credit Facility:

    On June 2, 1997, the Fund entered into a five year bank credit facility (the "Credit Facility") with the First National Bank of Chicago as administrative agent (the "Agent") in the amount of $30,000,000. The interest rate on the Credit Facility was a variable interest rate based on the Fund's choice of either: (i) a spread over Bank One's N.A. prime rate or (ii) a spread over the London Interbank Offered Rate (LIBOR). The initial interest rate was 7.48% per annum as of June 2, 1997.

PROSPECT STREET INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

    At the same time that the Fund entered into the Credit Facility, it also entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. During the term of the swap transaction, it effectively converted the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation, because the Fund selected interest periods for the Credit Facility which matched the payments it received under the interest rate swap transaction. Thus, the effective interest rate that the Fund paid during the term of the interest rate swap was fixed at 7.48% per annum. The Fund terminated the interest swap on April 15, 2001 which resulted in a $740,000 realized loss. After the termination of the interest rate swap transaction, the Fund accrued interest at 6.688% which was equal to six month LIBOR as determined on November 30, 2000 plus 40 basis points. The interest rate on the Credit Facility was reset on June 2, 2001 to 4.40% which was equal to six month LIBOR as determined on May 30, 2001 plus 40 basis points. The Credit Facility including accrued interest was repaid on July 23, 2001 and terminated.

    The Fund incurred $92,500 of deferred expenses associated with the Credit Facility and related interest rate swap transaction. The expenses had been deferred and amortized on a straight-line basis over a period of five years. At the termination of the Credit Facility, the remaining deferred balance was written-off.

    On July 23, 2001, the Fund issued preferred shares and used the net proceeds of the offering to pay down the Credit Facility (See Note C).

C.  Preferred Stock Offering:

    On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares, $25,000 liquidation preference, for a total issuance of $30 million. Costs associated with the offering of approximately $514,000 were charged against additional paid in capital upon issuance. The Fund used the net proceeds of the offering to pay down the Fund's Credit Facility (See Note B). Preferred shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

D.  Purchases and Sales of Investments other than Short-term Notes:

    For the nine month's ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments aggregated approximately $25,613,000 and $32,838,000, respectively. There were no purchases or sales of U.S. Government obligations during the nine months ended September 30, 2001.

E.  Capital Stock:

    At September 30, 2001, the authorized capital stock of the Fund consists of 15,000,000 shares of $1 par value. 9,379,370 shares are issued and outstanding. On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Stock with a liquidation preference of $25,000.

F.  Transactions with Affiliated Companies:

    Continental Assurance Company (CAC), a wholly-owned subsidiary of CNA Financial Corporation, provided various services as investment advisor to the Fund. The Fund paid a fee at an annual rate of 1/2 of 1% (.5%) of the average weekly net assets of the Fund for these services. The Fund also pays its other

PROSPECT STREET INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

    costs and expenses of operating the Fund directly. The agreement between the Fund and CAC, however, provides for a ceiling on certain of these costs and expenses. If this ceiling is exceeded, CAC is required to reimburse the Fund. As of July 30, 2001, no such expense reimbursement was required. As of July 30, 2001, all officers of the Fund were officers or employees of CAC or its affiliates. Only unaffiliated directors receive directors' fees.

    On April 26, 2001, Continental Assurance Company entered into an agreement to sell certain of its assets and goodwill relating to the management of the Fund to Highland Capital Management, L.P. (Highland) effective at the close of business on July 30, 2001. During the period between July 1, 2001 and July 30, 2001, Continental Assurance Company earned approximately $27,750 in management fees. As of July 30, 2001, the Fund entered into a new advisory agreement with Highland. Management fees paid by the Fund to Highland are calculated at the same rate as under the investment advisory contract with CAC. During the period from July 30, 2001 through September 30, 2001, Highland earned approximately $56,975 in management fees. On July 30, 2001, officers or employees of Highland or its affiliates became officers of the Fund. Only directors unaffiliated with Highland receive directors' fees. In addition, as of September 30, 2001, no reimbursement of expenses was required.

PROSPECT STREET INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD               MARKET
   AMOUNT                                                                      & POOR'S   MOODY'S      VALUE
-------------                                                                  --------   -------   -----------
DEBT SECURITIES--84.61%(A)
                AEROSPACE AND DEFENSE--7.76%
$  932,900.00   Airplanes Pass Thru, 8.150%, BOND, 03/15/2011...............   BBB        Baa2      $   699,675
 2,250,000.00   American Airlines 1991-A Pass Thru, 10.180%, BOND,
                  01/02/2013................................................   BBB        Baa1        2,456,460
   720,444.44   Atlantic Coast Airlines Pass Thru, 8.750%, BOND,
                  01/01/2007................................................   BB-        Ba1           724,605
   817,667.29   Atlas Air Inc, 8.770%, BOND, 01/02/2011.....................   BBB        Ba1           768,624
   941,149.29   Midway Airlines Pass Thru, 8.140%, BOND, 03/15/2027.........   BBB-       Ba1           911,597
 1,000,000.00   Northrup Grumman Corp, 9.375%, BOND, 02/01/2014.............   BBB-       Baa3        1,079,957
 1,000,000.00   Sabreliner Corporation, 11.000%, BOND, 06/15/2008...........   B          Ca            665,000
                                                                                                    -----------
                                                                                                      7,305,918
                                                                                                    -----------
                AUTOMOBILE--2.63%
 1,000,000.00   Auburn Hills Tr, 12.000%, BOND, 05/01/2020..................   A-         A3          1,409,658
 1,000,000.00   Visteon Corp, 8.250%, BOND, 08/01/2010......................   BBB        Baa2        1,069,482
                                                                                                    -----------
                                                                                                      2,479,140
                                                                                                    -----------
                BANKING--9.66%
 2,000,000.00   Countrywide Cap, 8.000%, BOND, 12/15/2026...................   BBB+       A3          1,996,396
 2,000,000.00   Ford Motor Credit Med Note, 9.030%, BOND, 12/30/2009........   A          A2          2,214,566
 1,000,000.00   Montell Finance Co, 8.100%, BOND, 12/01/2009................   BBB-       Baa2          960,025
   513,000.00   USA Treasury Bonds, 15.750%, BOND, 11/15/2001...............   AAA        Aaa           521,236
   255,000.00   USA Treasury Bonds, 11.625%, BOND, 11/15/2004...............   AAA        Aaa           316,110
 2,000,000.00   Washington Mutual, 8.375%, BOND, 06/01/2027.................   BBB-       A3          2,055,392
 1,000,000.00   Zions Instl Cap, 8.536%, BOND, 12/15/2026...................   BBB-       A3          1,029,900
                                                                                                    -----------
                                                                                                      9,093,625
                                                                                                    -----------
                BROADCASTING AND ENTERTAINMENT--13.14%
 1,500,000.00   CF Cable TV Inc, 9.125%, BOND, 07/15/2007...................   BB+        Ba3         1,553,167
 1,500,000.00   Clear Channel Communications, 7.250%, BOND, 10/15/2027......   BBB-       Baa3        1,397,657
   500,000.00   Cybernet Internet Svcs, 14.000%, BOND, 07/01/2009...........   NR         Ca             70,000
 1,500,000.00   Globo Comunicacoes E Particip LT, 10.625%, BOND,
                  12/05/2008................................................   BB-        B1            963,750
 1,500,000.00   Innova S DE R.L., 12.875%, BOND, 04/01/2007.................   B-         B3          1,260,000
 1,000,000.00   Liberty Media Corp, 8.500%, BOND, 07/15/2029................   BBB-       Baa3          919,371
 1,500,000.00   Orion Network, 11.250%, BOND, 01/15/2007....................   CCC+       Ca            540,000
 1,000,000.00   Tele Communications Inc, 9.800%, BOND, 02/01/2012...........   A          A3          1,212,120
 1,750,000.00   Tele Communications Inc, 9.800%, BOND, 04/15/2022...........   A          A3          2,081,933
 1,500,000.00   Time Warner Entertainment, 10.150%, BOND, 05/01/2012........   BBB+       Baa1        1,895,875
 1,000,000.00   XM Satellite Radio, 14.000%, BOND, 03/15/2010...............   CCC+       Caa1          475,000
                                                                                                    -----------
                                                                                                     12,368,874
                                                                                                    -----------
                BUILDINGS AND REAL ESTATE--.94%
 1,000,000.00   SUSA Partnership LP, 7.450%, BOND, 07/01/2008...............   BBB        Baa3          885,597
                                                                                                    -----------
                                                                                                        885,597
                                                                                                    -----------

PROSPECT STREET INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD               MARKET
   AMOUNT                                                                      & POOR'S   MOODY'S      VALUE
-------------                                                                  --------   -------   -----------
DEBT SECURITIES--(Cont'd)
                CARGO TRANSPORT--1.76%
$1,000,000.00   Interpool, Inc., 9.875%, BOND, 02/15/2027...................   BB         B3        $   770,038
 1,000,000.00   North American Van Lines Inc, 13.375%, BOND, 10/15/2024.....   B-         B3            890,000
                                                                                                    -----------
                                                                                                      1,660,038
                                                                                                    -----------
                CHEMICALS, PLASTICS AND RUBBER--3.70%
 1,000,000.00   Equistar Chemical LP, 8.750%, BOND, 02/15/2009..............   BBB-       Baa3          882,917
 1,000,000.00   RPM Inc Ohio, 7.000%, BOND, 06/15/2005......................   BBB        Baa3          994,375
 1,500,000.00   Union Carbide Inc, 8.750%, BOND, 08/01/2022.................   A          A2          1,608,998
                                                                                                    -----------
                                                                                                      3,486,290
                                                                                                    -----------
                CONTAINERS, PACKAGING AND GLASS--3.45%
 1,000,000.00   Boise Cascade Corp, 9.850%, BOND, 06/15/2002................   BB+        Baa3        1,032,119
 1,200,000.00   Georgia Pacific Corp, 9.500%, BOND, 05/15/2022..............   BBB-       Baa3        1,201,458
 1,255,000.00   Scotia Pac Co LLC, 7.710%, BOND, 01/20/2014.................   BBB        Baa2        1,011,103
                                                                                                    -----------
                                                                                                      3,244,680
                                                                                                    -----------
                DIVERSIFIED/CONGLOMERATE MANUFACTURING--1.47%
 1,500,000.00   Herbst Gaming, 10.750%, BOND, 09/01/2008....................   B          B2          1,387,500
                                                                                                    -----------
                                                                                                      1,387,500
                                                                                                    -----------
                ECOLOGICAL--1.31%
 1,500,000.00   Toro Company, 7.800%, BOND, 06/15/2027......................   BBB-       Baa3        1,230,411
                                                                                                    -----------
                                                                                                      1,230,411
                                                                                                    -----------
                ELECTRONICS--.60%
 1,000,000.00   Reptron Electronics Inc, 6.750%, BOND, 08/01/2004...........   CCC+       NR            560,000
                                                                                                    -----------
                                                                                                        560,000
                                                                                                    -----------
                FINANCE--6.74%
 2,000,000.00   Bankamerican Instl Cap, 8.070%, BOND, 12/31/2026............   A-         Aa2         2,048,750
 1,000,000.00   BT Cap Trust, 7.900%, BOND, 01/15/2027......................   A          A2            998,183
 3,000,000.00   International BK For Recon & Dev, 12.375%, BOND,
                  10/15/2002................................................   AAA        Aaa         3,294,297
                                                                                                    -----------
                                                                                                      6,341,230
                                                                                                    -----------
                HEALTHCARE, EDUCATION AND CHILDCARE--.66%
 1,000,000.00   Vertex Pharmaceuticals Inc, 5.000%, BOND, 09/19/2007........   NR         NR            615,000
                                                                                                    -----------
                                                                                                        615,000
                                                                                                    -----------
                MACHINERY (NON AG, NON CONSTRUCT, NON ELECTRONIC)--1.08%
 1,000,000.00   Americo Shelf, 7.850%, BOND, 05/15/2003.....................   BBB+       Ba1         1,011,683
                                                                                                    -----------
                                                                                                      1,011,683
                                                                                                    -----------

PROSPECT STREET INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD               MARKET
   AMOUNT                                                                      & POOR'S   MOODY'S      VALUE
-------------                                                                  --------   -------   -----------
DEBT SECURITIES--(Cont'd)
                MINING, STEEL, IRON AND NONPRECIOUS METALS--3.46%
$1,500,000.00   Cyprus Minerals Co, 8.375%, BOND, 02/01/2023................   BBB        Baa2      $ 1,317,533
 1,000,000.00   Grupo Minero Mexico SA, 8.250%, BOND, 04/01/2008............   BB+        Ba1           700,000
 1,000,000.00   Haynes International, 11.625%, BOND, 09/01/2004.............   B-         Caa1          531,250
 1,000,000.00   Kaiser Aluminum & Chemical, 12.750%, BOND, 02/01/2003.......   CCC+       Caa1          710,000
                                                                                                    -----------
                                                                                                      3,258,783
                                                                                                    -----------
                PERSONAL TRANSPORTATION--6.21%
 2,243,000.00   Delta Air Lines, 10.790%, BOND, 03/26/2014..................   BBB        Baa1        2,012,554
 1,250,000.00   Delta Air Lines, 10.790%, BOND, 04/30/2016..................   BBB        Baa1        1,275,925
   931,091.40   Northwest Airlines Corporation, 8.130%, BOND, 12/01/2009....   BBB+       Baa2          854,983
 1,000,000.00   United Airlines, 10.850%, BOND, 07/05/2014..................   BBB        Baa1          850,770
 1,000,000.00   United Airlines, 10.850%, BOND, 02/19/2015..................   BBB        Baa1          850,770
                                                                                                    -----------
                                                                                                      5,845,003
                                                                                                    -----------
                RETAIL STORES--3.98%
 1,000,000.00   Holmes Products Corp, 9.875%, BOND, 11/15/2007..............   B-         B3            228,750
 1,500,000.00   May Department Stores Co, 8.300%, BOND, 01/02/2013..........   A+         A1          1,559,181
 1,000,000.00   JC Penney, 9.750%, BOND, 06/15/2021.........................   BBB-       Ba2           916,380
 1,000,000.00   Shoppers Food Warehouse Corp, 9.750%, BOND, 06/15/2004......   BBB        Ba1         1,043,385
                                                                                                    -----------
                                                                                                      3,747,696
                                                                                                    -----------
                TELECOMMUNICATIONS--5.80%
 1,500,000.00   Motient Corporation, 12.250%, BOND, 04/01/2008..............   NR         B3            285,000
 1,000,000.00   Mastec Inc, 7.750%, BOND, 02/01/2008........................   BBB-       Ba1           815,000
 1,000,000.00   PF Net Communications Inc, 13.750%, BOND, 05/15/2010........   NR         NR            230,000
 2,000,000.00   Sprint Spectrum, 11.000%, BOND, 08/15/2006..................   BBB+       Baa2        2,110,344
 1,000,000.00   Telephone & Data Systems Inc, 9.125%, BOND, 11/15/2021......   A-         A3          1,010,771
 1,000,000.00   Telephone & Data Systems Inc, 9.550%, BOND, 11/15/2021......   A-         A3          1,009,398
                                                                                                    -----------
                                                                                                      5,460,513
                                                                                                    -----------
                TEXTILES AND LEATHER--1.84%
 1,000,000.00   Advanced Glassfiber Yarns LLC, 9.875%, BOND, 01/15/2009.....   B          B2            775,000
 1,000,000.00   Supreme International Corp, 12.250%, BOND, 04/01/2006.......   B-         B3            955,000
                                                                                                    -----------
                                                                                                      1,730,000
                                                                                                    -----------

PROSPECT STREET INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD               MARKET
   AMOUNT                                                                      & POOR'S   MOODY'S      VALUE
-------------                                                                  --------   -------   -----------
DEBT SECURITIES--(Cont'd)
                UTILITIES--8.40%
$1,000,000.00   AES Corporation, 8.750%, BOND, 06/15/2008...................   BB         Ba1       $   862,500
 1,000,000.00   AtmosEnergy Corp, 7.375%, BOND, 05/15/2011..................   A-         A3          1,063,086
 1,000,000.00   Energy Corp American, 9.500%, BOND, 05/15/2007..............   B-         Caa1          770,000
 1,250,000.00   Espirito Santo Centrais Eletr, 10.000%, BOND, 07/15/2007....   BB-        B1            875,000
 1,000,000.00   Husky Oil Ltd, 8.900%, BOND, 08/15/2028.....................   BB+        Ba2         1,069,280
 1,500,000.00   Pennzoil, 10.250%, BOND, 11/01/2005.........................   A-         Baa1        1,764,949
   974,294.42   Southern Energy, 10.060%, BOND, 12/30/2028..................   BBB-       Baa3        1,052,043
   552,920.00   Transgas De Occidente SA, 9.790%, BOND, 11/01/2010..........   BB         Ba2           442,336
                                                                                                    -----------
                                                                                                      7,899,194
                                                                                                    -----------
                Total Fixed Income..........................................                         79,611,175
                                                                                                    -----------
COMMON STOCK, PREFERRED STOCK AND WARRANTS--3.55%
   935,000.00   Adelphia Communications.....................................                            850,000
 1,015,000.00   Broadwing...................................................                                  0
         0.00   Capital Pac Holdings Inc....................................                                  0
         0.00   Convergent Communications Inc...............................                              4,500
         0.00   Cybernet Internet Svcs......................................                                  0
         0.00   Epic Resorts................................................                                  0
   422,952.00   Equity Office Properties....................................                            480,000
   637,650.52   Georgia Pacific Corp........................................                            668,815
         0.00   Global Crossing.............................................                                  0
 1,004,689.39   Hospitality Properties......................................                          1,083,600
    49,572.32   Hybridon Inc................................................                             82,325
         0.00   Hybridon Inc................................................                                  0
         0.00   Ionica Plc..................................................                                  0
   886,875.00   Loral Space & Communication.................................                                  0
        15.00   Motel America Inc...........................................                                  0
        15.00   Motient Corporation.........................................                                750
         0.00   Pathmark Stores.............................................                            143,344
   236,000.00   PF Net Communications Inc...................................                                  0
    19,980.00   Wam Net.....................................................                                 30
   140,000.00   XM Satellite Radio..........................................                             15,000
                                                                                                    -----------
                Total Common Stock, Preferred Stock and Warrants                                      3,328,364
                                                                                                    -----------
                Total Investments--88.14%(cost 88,481,589)                                           82,939,539
                                                                                                    -----------
                Other Assets--11.86%........................................                         11,157,426
                                                                                                    -----------
                Total Assets--100%..........................................                         94,096,965
                                                                                                    ===========
                (a) Percentages indicated are based on total assets.

PROSPECT STREET INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS
--------------------------

                                                      NINE MONTHS*           FOR THE YEAR ENDED DECEMBER 31,
                                                         ENDED       ------------------------------------------------
                                                        9/30/01       2000      1999       1998      1997      1996
                                                      ------------   -------   -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value beginning of year...................    $  7.21      $  8.49   $  9.70   $  10.75   $ 10.23   $  9.75
                                                        =======      =======   =======   ========   =======   =======
Investment income--net..............................    $  0.66      $   .90   $  0.96   $   0.97   $  0.98   $  0.99
Realized and unrealized (loss) gain on investments--
  net...............................................    $ (0.56)     $ (1.28)  $ (1.21)  $  (1.06)  $  0.50   $  0.47
                                                        -------      -------   -------   --------   -------   -------
Total from investment operations....................    $  0.10      $ (0.38)  $ (0.25)  $  (0.09)  $  1.48   $  1.46
Dividends from accumulated net investment income
    To preferred shareholders.......................    $ (0.02)          --        --         --        --        --
    To common shareholders..........................    $ (0.60)     $ (0.90)  $ (0.96)  $  (0.96)  $ (0.96)  $ (0.98)
                                                        -------      -------   -------   --------   -------   -------
Total distributions to shareholders.................    $ (0.62)     $ (0.90)  $ (0.96)  $  (0.96)  $ (0.96)  $ (0.98)
                                                        -------      -------   -------   --------   -------   -------
Effect of related preferred shares offering costs...    $ (0.06)          --        --         --        --        --
Net asset value, end of period......................    $  6.63      $  7.21   $  8.49   $   9.70   $ 10.75   $ 10.23
                                                        =======      =======   =======   ========   =======   =======
Market price per share, end of period...............    $  6.69      $6.8125   $ 7.125   $10.1875   $ 12.00   $ 10.25
                                                        =======      =======   =======   ========   =======   =======

TOTAL INVESTMENT RETURN**
Based on market price per share.....................       7.01%+       8.25%   (20.63%)    (7.10%)   26.43%     9.56%
Based on net asset value per share..................       0.28%+      (4.48%)   (2.58%)    (0.84%)   14.47%    14.97%

RATIO TO AVERAGE NET ASSETS
Operating Expenses..................................       0.83%+       1.03%     0.97%      0.95%     0.82%     0.87%
Total Expenses......................................       2.63%+       4.03%     3.66%      3.53%     3.29%     3.52%
Investment income--net..............................       9.13%+      11.38%    10.45%      9.92%     9.47%    10.02%
                                                        -------      -------   -------   --------   -------   -------

SUPPLEMENTAL DATA
Net assets (thousands)..............................    $92,207      $66,959   $77,968   $ 87,286   $95,026   $88,723
Portfolio turnover..................................      25.81%       33.04%    36.16%     26.74%    59.86%    65.73%

 *Unaudited

**Total investment return based on market value may result in substantially different returns than Investment return based on net asset value, because market value can be significantly greater or lesser than the net asset value.

  +Not annualized

PROSPECT STREET INCOME SHARES, INC.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Company is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Company must invest its assets in the following manner:

A.  At least 50% of the value of the Company's total assets must be invested in:

    (1) Straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest classifications assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB), or Duff & Phelps Inc. (AAA, AA, A or BBB). Any subclassifications of the ratings indicated shall not be deemed to be separate classifications for purposes of the Company's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subclassifications shall be included within its Aa classification);

    (2) Securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

    (3) Securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

    (4) Obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps Inc. are considered by management to have investment quality comparable to securities which may be purchased under item 1 above;

    (5) Commercial paper; and

    (6) Cash or cash equivalents, such as U.S. Treasury Bills.

B.  Up to 25% of the value of the Company's total assets may consist of:

    (1) Debt securities not included in item A above;

    (2) Securities not included in item A above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

    (3) Preferred stocks; and

    (4) Common stocks.

C. Up to 25% of the value of the Company's total assets may consist of straight debt securities not included in item A or item B above.

In seeking to achieve its objectives, the Company invests and has invested primarily in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies but, as set forth above, may also invest in other securities such as United States and Canadian Government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents or in debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. The lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Company's operating policy, however, is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by Standard &
 16

PROSPECT STREET INCOME SHARES, INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

Poor's Corporation or Duff & Phelps Inc., or B3 by Moody's Investors Services, Inc. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Company's portfolio is reduced below B- or B3, as the case may be, after purchase, the Company may either sell the debt security or continue to hold it, depending upon market characteristics. The Company is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Company may invest.

In making purchases within the policies listed above, the Company will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Company will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Company will achieve its investment objectives.

By virtue of items A.(1) or A.(2), the Company is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association (FNMA), a United States government agency, which carry an additional risk not associated with other FNMA issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments.

By virtue of items A.(1) or A.(2), the Company is also permitted to buy certain debt securities, known as inverse interest rate floaters. These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

The foregoing percentage limitations apply at the time of purchase of securities. The Company may exercise conversion rights, warrants or other similar rights, and securities thereby received or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a "majority" of the Company's outstanding voting securities, which means the lesser of (1) 67% of the Company's outstanding voting securities present in person or by proxy at a meeting of the security holders if more than 50% of the outstanding voting securities are present in person or by proxy or (2) more than 50% of the Company's outstanding voting securities.

PROSPECT STREET INCOME SHARES, INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

The Company will not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except in connection with borrowing permitted in item 2 below, issuing a class or classes of preferred shares to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in item 20 below are considered to result in the issuance of senior securities.

(2)  Borrow money, except for investment leverage.

(3) Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in item 2 above or the issuance of a class or classes of preferred shares as described in item 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

(4) Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Company may be deemed to be an underwriter under applicable laws.

(5) Purchase or sell real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(6) Purchase or sell commodities or commodity contracts, except that the Company may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

(7) Invest more than 5% of the value of its total assets to the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

(8) Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

(9) Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Company may invest up to 35% of its assets in the issues of such industry if the Company has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Company's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Company's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Duff & Phelps Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

PROSPECT STREET INCOME SHARES, INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

(10) Purchase or retain the securities of any issuer, if, to the Company's knowledge, those officers or directors of the Company or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(11) Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Company's investment objectives and policies and for loans of portfolio securities as described above.

(12) Purchase securities on margin, except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Company may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

(13) Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

(14) Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

(15) Invest in puts, calls or combinations thereof except fixed income options.

(16) Make short sales, except sales "against the box."

(17) Purchase the securities of other investment companies.

(18) Invest for the purposes of exercising control or management.

(19) Purchase securities issued by CNA Financial Corporation or its subsidiaries.

(20) Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Company and open fixed income call options written by the Company and (b) the aggregate purchase price under open futures contract purchases of the Company and open fixed income put options written by the Company, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Company's net asset value or (ii) one-third of the total assets of the Company less all liabilities not related to fixed income options written by the Company and interest rate futures contracts.

Notwithstanding item 6, the Company is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a

PROSPECT STREET INCOME SHARES, INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

By virtue of item 8, it would be possible for the Company to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933 except in transactions exempt from the registration requirements of such Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act of 1933 at the Company's expense, the Company's expenses would be increased.

By virtue of item 9, it would be possible for the Company to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Company had cash for such investment and if, in the Company's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Company's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Company would not be required to sell portfolio securities in order to make cash available for such concentration, although the Company would not be prohibited from doing so. Furthermore, the Company's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Company's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

By virtue of item 20, the Company has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Company to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Company has not written fixed income options for several years and has never entered into interest rate futures contracts.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All persons who become registered holders of Common Stock (other than brokers and nominees of banks or other financial institutions) automatically become participants ("Participants") in the Company's Dividend Reinvestment Plan (the "Plan") 15 days thereafter unless they file a written election to terminate participation with the Company's Transfer Agent.

The Plan is administered by William O'Neill & Co., Inc., the Company's Purchasing Agent (the "Purchasing Agent"). Under the Plan, dividends and other distributions are automatically invested in additional full and fractional shares of Common Stock. Whenever the Company declares a dividend or other distribution payable in cash or shares of Common Stock, the Purchasing Agent, on behalf of Participants, will elect to take the

PROSPECT STREET INCOME SHARES, INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

dividend in shares at net asset value whenever the net asset value as of the close of business on the record date of such dividend is lower than the market price plus brokerage commission as of the close of business on such day. If the net asset value of the share is higher than the market price plus applicable commissions, the Purchasing Agent consistent with seeking the best price and execution, will buy shares of Common Stock in the over-the-counter market or on a national securities exchange, as the case may be, for Participants' accounts. There can, of course, be no assurance that shares of Common Stock will be available in sufficient supply in the market at a price lower than net asset value to satisfy any requirements of the Plan. If shares are not available in sufficient supply at such price, the Purchasing Agent will invest the balance of its cash on hand in shares of Common Stock whose cost plus brokerage commission will equal or exceed the net asset value per share on the record date. The number of shares of Common Stock received by each Participant will be based on the average cost of shares purchased by the Purchasing Agent. Purchases for the Plan on the open market usually constitute a significant percentage of all shares of Common Stock traded on the New York Stock Exchange on the dates that such purchases are made.

Participants may make voluntary payments into the Plan of not less than $25.00. Such voluntary payments will be accumulated until the end of the month in which they are received and then invested by BNY Brokerage Inc. in shares of Common Stock purchased in the over-the-counter market or on a national securities exchange. The Participant is responsible for paying any brokerage commissions charged by BNY Brokerage Inc. for the purchase of such shares. Voluntary payments may not be used to purchase shares from the Company.

Brokers and nominees of banks or other financial institutions may elect to be included in the Plan. Participants may terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Transfer Agent in writing. There is no penalty for termination of participation in the Plan. Participants withdrawing from the Plan may rejoin at any time.

Under certain circumstances, Participants may receive benefits through the Plan not available to shareholders who do not participate in the Plan. In many cases, the shares of closed-end investment companies trade at a discount from their net asset value, although in some cases shares of such companies trade at a premium over net asset value. If dividends and other distributions are received in shares at net asset value when the market price is higher than net asset value, the Participant will receive shares having a market value in excess of the cash value of the dividends or distribution.

All costs of administering the Plan are borne by the Company, and thus, indirectly by its shareholders, including those not participating in the Plan. Brokers' commissions are not treated as costs of administering the Plan.

The Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice thereof sent to Participants at least 30 days before the record date for such distribution.

                                   DIRECTORS

         James Dondero
         John Honis
         Timothy Hui
         Scott Kavanaugh
         James Leary

                                    OFFICERS

      James Dondero,
        President
      Mark Okada,
        Executive Vice President
      Joe Dougherty,
        Senior Vice President,
        Secretary and Treasurer

                                PRINCIPAL OFFICE

                       Highland Capital Management, L.P.
                          13455 Noel Road, Suite 1300
                                Dallas, TX 75240
                             www.prospectstreet.net

                                    ADVISER

                       Highland Capital Management, L.P.

                                   CUSTODIAN

                            The Chase Manhattan Bank
                           One Chase Manhattan Plaza
                            New York, New York 10081

                                    AUDITORS

                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                                 TRANSFER AGENT

                              The Bank of New York
                                 1-800-432-8224

                  E-Mail Address: Shareowner-svcs@bankofny.com

                                                   Send Certificates For Transfer and
      Address Shareholder Inquiries To:                    Address Changes To:
            Shareholder Relations                          Receive and Deliver
              Department - 11E                              Department - 11W
               P.O. Box 11258                                P.O. Box 11002
            Church Street Station                         Church Street Station
             New York, NY 10286                            New York, NY 10286

    Answers to many of your shareholder questions and requests for forms are available by visiting
                       The Bank of New York's Website at:
                              http://stockbny.com